UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 12, 2000

                           Kelly's Coffee Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Colorado
         (State or other jurisdiction of incorporation or organization)


      33-2128-D                                       84-1062062
      ---------                                       ----------
(Commission File Number)                    (IRS Employer Identification Number)




                          c/o Richard Surber, President
            268 West 400 South, Suite 300, Salt Lake City, Utah 84101
                    (Address of principal executive offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

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On August 29, 2000,  Kelly's Coffee Group,  Inc.  acquired from  Cyberbotanical,
Inc., 18,400,000 newly issued shares of the common stock of Cyberbotanical in exchange for a cash payment in the sum of $540,554. This number of shares results in Kelly's acquiring not less than 90% of the issued and outstanding shares of Cyberbotanical. The proceeds of this sale were used to acquire title to an office building known as the Board of Trade Building, located at 120 Market, Wichita, Kansas on August 30, 2000. Kelly's used cash from sales of securities and borrowed $290,000 from CyberAmerica Corporation at an interest rate of 18% per annum on a short term basis to fund the acquisition. The loan from CyberAmerica is expected to be repaid in full on or before September 13, 2000, including the payment of all interest that has accrued.

The Company's board of directors and management had determined that it is in the best of the Company to use its cash resources to purchase this interest in Cyberbotanical and to acquire the improved property for Cyberbotanical to generate positive cash flows. The building is a 50,000 square foot, eight story office building located in the central business district of Wichita, Kansas. Occupancy rates at the building currently exceed 90% and the prior management of the building has been retained to continue operation of the building. The building is rented at an average of approximately $6.00 a square foot by the current tenants, including the prior owners of the building who remains as a tenant.

Prior to signing the agreement for the transaction set forth above the board of directors approved the transaction with a board resolution. Kelly's does not intend to abandon its search for a merger or acquisition opportunity through which it can acquire or be acquired by an operating entity. Cyberbotanical will be maintained as a separate operation and independent with regard to its management and financial operations with the option to spin off or divest Kelly's of its interest in Cyberbotanical at some point in the future or to facilitate potential merger candidates of Kelly's.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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The following exhibits are included:


10(i)Stock  Purchase  Agreement  dated  August 29, 2000 between  Kelly's  Coffee
     Group, Inc. and Cyberbotanical, Inc.

10(ii) Financial  Statements for Kelly's Coffee Group,  Inc. (To be filed within
     60 days of the filing hereof).



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Pursuant to the  requirement  of the  Securities Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kelly's Coffee Group, Inc.

Signature                                        Date


By: /s/ Richard Surber                      September 12, 2000
   --------------------------
Name:    Richard Surber
Title:   President










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